                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

-------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

              New York                                  16-1057879
              (Jurisdiction of incorporation            (I.R.S. Employer
              or organization if not a U.S.             Identification No.)
              national bank)

              140 Broadway, New York, NY                10005-1180
              (212) 658-1000                            (Zip Code)
              (Address of principal executive offices)

                               Warren L. Tischler
                              Senior Vice President
                                  HSBC Bank USA
                                  140 Broadway
                          New York, New York 10005-1180
                               Tel: (212) 658-5167
            (Name, address and telephone number of agent for service)

                               GOSS HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

              Delaware                                  25-1200273
              (State or other jurisdiction              (I.R.S. Employer
              of incorporation or organization)         Identification No.)

              700 Oakmont Lane
              Westmont, Illinois                                   60559-5546
              (630) 850-5600                            (Zip Code)
              (Address of principal executive offices)

                               Debt Securities
                       (Title of Indenture Securities)

                                     General
Item 1. GENERAL INFORMATION.

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. AFFILIATIONS WITH OBLIGOR.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 16. LIST OF EXHIBITS

EXHIBIT

T1A(i)             (1)    Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)            (1)    Certificate of the State of New York Banking
                          Department dated December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                  Not applicable.

T1A(iv)            (1)    Copy of the existing By-Laws of HSBC Bank USA as
                          adopted on January 20, 1994 as amended on October
                          23, 1997.

T1A(v)                    Not applicable.

T1A(vi)            (2)    Consent of HSBC Bank USA required by Section 321(b)
                          of the Trust Indenture Act of 1939.

T1A(vii)                  Copy of the latest report of condition
                          of the trustee (June 30, 1999),
                          published pursuant to law or the
                          requirement of its supervisory or
                          examining authority.

T1A(viii)                 Not applicable.

T1A(ix)                   Not applicable.


  (1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

  (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 2nd day of November, 1999.

                                                HSBC BANK USA


                                                By:  /s/ ROBERT A. CONRAD
                                                     --------------------
                                                        Robert A. Conrad
                                                        Vice President

                                                              EXHIBIT T1A (VII)

                                                      Board of Governors of the
                                                      Federal Reserve System
                                                      OMB Number: 7100-0036
                                                      Federal Deposit
                                                      Insurance Corporation
                                                      OMB Number: 3064-0052
                                                      Office of the Comptroller
                                                      of the Currency
                                                      OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL    Expires March 31, 2000
-------------------------------------------------------------------------------

                                                      Please refer to page i,
                                                      Table of Contents, for the
                                                      required disclosure of
                                                      estimated burden.
-------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


                                                      (19980930)
                                                      ----------
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1999         (RCRI9999)


This report is required by law; 12 U.S.C. Section.324 (State member banks); 12 U.S.C. Section. 1817 (State nonmember banks); and 12 U.S.C. Section.161 (National banks).



NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I,  Gerald A. Ronning, Executive VP & Controller
    --------------------------------------------
     Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

   /s/ Gerald A. Ronning
-----------------------------------------------------------------
Signature of Officer Authorized to Sign Report

          July 23, 1999
-----------------------------------------------------------------
Date of Signature

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

  /s/ Bernard J. Kennedy
-----------------------------------------------------------------
  Director (Trustee)

  /s/ Malcolm Burnett
-----------------------------------------------------------------
  Director (Trustee)

  /s/ Sal H. Alfieri
-----------------------------------------------------------------
  Director (Trustee)

-------------------------------------------------------------------------------


  SUBMISSION OF REPORTS

  Each Bank must prepare its Reports of Condition and Income either:

  (a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation
       (EDS), by modem or computer diskette; or

  b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.


For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy f the completed report that the bank places in its files.


-------------------------------------------------------

FDIC Certificate Number           0   0   5   8   9
----------------------------------------------------

                                    (RCRI 9030)

----------------------------------------------------



http://WWW.BANKING.US.HSBC.COM
---------------------------------------------------------------------
Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087)
       (Example:  www.examplebank.com)

HSBC Bank USA
---------------------------------------------------------------------
Legal Title of Bank (TEXT 9010)

Buffalo
---------------------------------------------------------------------
City (TEXT 9130)

N.Y.                                14203
---------------------------------------------------------------------
State Abbrev. (TEXT 9200) ZIP Code (TEXT 9220)


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                 REPORT OF CONDITION

Consolidated domestic and foreign subsidiaries of the
HSBC Bank USA                                  of Buffalo
---------------------------------------------------------------------

 Name of Bank                                     City


in the state of New York, at the close of business June 30, 1999



ASSETS

                                                                                                           Thousands of dollars
Cash and balances due from depository institutions:
 Non-interest-bearing balances currency and coin                                                           $          1,127,147
 Interest-bearing balances                                                                                            1,390,182
 Held-to-maturity securities                                                                                                 -
 Available-for-sale securities                                                                                        3,454,383
 Federal funds sold and securities purchased under agreements to resell                                               3,065,533
Loans and lease financing receivables:
 Loans and leases net of unearned income                                             $         23,063,375
 LESS:  Allowance for loan and lease losses                                                       369,444
 LESS:  Allocated transfer risk reserve                                                                -
 Loans and lease, net of unearned income, allowance, and reserve                                           $         22,693,931
 Trading assets                                                                                                         834,032
 Premises and fixed assets (including capitalized leases)                                                               200,386
Other real estate owned                                                                                                   3,059
Investments in unconsolidated subsidiaries and associated companies                                                          -
Customers' liability to this bank on acceptances outstanding                                                            219,995
Intangible assets                                                                                                       484,044
Other assets                                                                                                            618,261
Total assets                                                                                                         34,090,953


LIABILITIES

Deposits:
 In domestic offices                                                                                                 21,989,426
 Non-interest-bearing                                                                           3,223,308
 Interest-bearing                                                                              18,766,118
In foreign offices, Edge and Agreement subsidiaries and IBF's                                                         5,910,332
 Non-interest-bearing                                                                                  -
 Interest-bearing                                                                               5,910,332

Federal funds purchased and securities sold under agreements to repurchase                                              724,111
Demands notes issued to the U.S. Treasury                                                                                93,732
Trading Liabilities                                                                                                      47,182
Other borrowed money (including mortgage indebtedness and obligations under capitalized leases):
 With a remaining maturity of one year or less                                                                        1,011,100
 With a remaining maturity of more than one year through three years                                                     75,266
 With a remaining maturity of more than three years                                                                     237,741
Bank's liability on acceptances executed and outstanding                                                                219,995
Subordinated notes and debentures                                                                                       698,152
Other liabilities                                                                                                       639,805
Total liabiiities                                                                                                    31,646,842

EQUITY CAPTIAL

Perpetual preferred stock and related surplus                                                                                -
Common Stock                                                                                                            205,000
Surplus                                                                                                               1,987,736
Undivided profits and capital reserves                                                                                  277,110
Net unrealized holding gains (losses) on available-for-sale securities                                                  (25,735)
Accumulated net gain (losses) on cash flow hedges                                                                            -
Cumulative foreign currency translation adjustments                                                                          -
Total equity capital                                                                                                  2,444,111
Total liabilities and equity capital                                                                                 34,090,953